UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2018
AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure
On June 14, 2018 American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) will be holding a meeting with investors and analysts starting at 11:00 AM ET. A link to the webcast and the Company’s presentation will be posted on the investor relations page of AAM’s website (www.aam.com) prior to the meeting. During the meeting, the following updates to previously disclosed information will be provided.

Updated AAM’s 2018 Outlook

•
AAM is increasing its full year 2018 sales target from approximately $7 billion to in the range of $7.1 - $7.2 billion. This sales projection is based on the anticipated launch schedule of programs in AAM's new and incremental business backlog and the assumption that the U.S. Seasonally Adjusted Annual Rate of sales ("SAAR") is in the range of 16.8 million to 17.0 million light vehicle units in 2018.

•
AAM is confirming its 2018 Adjusted EBITDA margin target of 17.5% to 18% of sales. We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently.

•
AAM is confirming its 2018 Adjusted free cash flow target of approximately 5% of sales. We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Other companies may calculate free cash flow and Adjusted free cash flow differently

AAM’s Synergy Target from the Acquisition of MPG
AAM is confirming its previous cost reduction synergy target from the acquisition of Metaldyne Performance Group, Inc. (“MPG”) of $120 million by the first quarter by 2019 and increasing the total expected cost reduction synergy target to $140 million by 2020.

Non-GAAP Financial Information
Certain of the forward-looking financial measures included in this Form 8-K are provided on a non-GAAP basis, which include Adjusted EBITDA and Adjusted free cash flow. A reconciliation of such non-GAAP forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not practical given the difficulty of projecting event driven transactional and other non-core operating items and their related effects in any future period. The magnitude of these items, however, may be significant.
Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements
In this 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: reduced purchases of our products by General Motors Company (GM), FCA US LLC (FCA), or other customers; reduced demand for our customers' products (particularly light trucks, sport utility vehicles (SUVs) and crossover vehicles produced by GM and FCA); our ability to respond to changes in technology, increased competition or pricing pressures; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to attract new customers and programs for new products; risks inherent in our global operations (including adverse changes in trade agreements, such as NAFTA, tariffs, immigration policies, political stability, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); a significant disruption in operations at one or more of our key manufacturing facilities; global economic conditions; our ability to successfully integrate the business and information systems of Metaldyne Performance Group, Inc. (MPG) and to realize the anticipated benefits of the merger; risks related to disruptions to ongoing business operations as a result of the merger with MPG, including disruptions to management time; risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber attack and other similar disruptions; negative or unexpected tax consequences; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; our ability to achieve the level of cost reductions required to sustain global cost competitiveness; supply shortages or price increases in raw materials, utilities or other operating supplies for us or our customers as a result of natural disasters or otherwise; our ability or our customers' and suppliers' ability to successfully launch new product programs on a timely basis; our ability to realize the expected revenues from our new and incremental business backlog; our ability to maintain satisfactory labor relations and avoid work stoppages; our suppliers', our customers' and their suppliers' ability to maintain satisfactory labor relations and avoid work stoppages; price volatility in, or reduced availability of, fuel; potential liabilities or litigation relating to, or assumed in, the MPG merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger with MPG; our ability to protect our intellectual property and successfully defend against assertions made against us; our ability to attract and retain key associates; availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants; our customers' and suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; changes in liabilities arising from pension and other postretirement benefit obligations; risks of noncompliance with environmental laws and regulations or risks of environmental issues that could result in unforeseen costs at our facilities or reputational damage; adverse changes in laws, government regulations or market conditions affecting our products or our customers' products; our ability or our customers' and suppliers' ability to comply with regulatory requirements and the potential costs of such compliance; and other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	June 14, 2018	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)